Exhibit 31.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Discount Dental Materials, Inc. (the "Company") on Form 10-K for the fiscal year ended November 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, R. Douglas Barton, Chief Executive Officer, Chief Financial and Accounting Officer of the Company, certify that:

1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 1, 2011

/s/ R. Douglas Barton

R. Douglas Barton

Chief Executive Officer,

Chief Accounting Officer and

Chief Financial Officer